Exhibit 99.2

Dated as of November [ • ], 2024

Notice of (I) Commencement of Prepackaged Case under Chapter 11 of the Bankruptcy Code, (II) Combined Hearing on the Disclosure Statement, Confirmation of the “Prepackaged” Chapter 11 Plan, and Related Matters, and (III) Objection Deadlines

-and-

Summary of Prepackaged Chapter 11 Plan

THE BANKRUPTCY COURT HAS GRANTED THE SOLICITATION PROCEDURES ORDER AUTHORIZING THE DEBTOR TO SOLICIT VOTES TO ACCEPT OR REJECT THE PLAN FROM “NON-ELIGIBLE” HOLDERS OF CLASS 3 UNSECURED NOTES CLAIMS, CLASS 7 EXISTING EQUITY INTERESTS, AND CLASS 8 EXISTING EQUITY AWARDS.

HOLDERS OF SUCH CLAIMS AND EQUITY INTERESTS HAVE UNTIL DECEMBER 30, 2024 AT 4:00 P.M. (PREVAILING CENTRAL TIME) TO VOTE ON THE PLAN BY FOLLOWING THE INSTRUCTIONS ON THEIR BALLOTS.

To Whom It May Concern:

On November 13, 2024 (the “Petition Date”), Vroom, Inc. (“Vroom” or the “Debtor”)1 commenced a case (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On the Petition Date, the Debtor filed the Prepackaged Plan of Reorganization for Vroom, Inc. under Chapter 11 of the Bankruptcy Code, dated November 12, 2024 [Docket No. [ • ]] (as may be amended, modified, or supplemented from time to time, the “Plan”).2 As set forth below, copies of the Plan, Disclosure Statement, Restructuring Support Agreement (as defined below), and related documents are available on the following website maintained by the Debtor’s claims, balloting, and noticing agent, Kurtzman Carson Consultants, LLC d/b/a Verita Global (the “Solicitation Agent”), in connection with the Chapter 11 Case: https://www.veritaglobal.net/vrm.

The Plan implements the terms of a Restructuring Support Agreement, dated as of November 12, 2024 (as may be amended, modified or supplemented, the “Restructuring Support Agreement”), which the Debtor entered into with beneficial holders of approximately 97.6% of the Debtor’s 0.750% unsecured convertible senior notes due 2026 (the “Consenting Noteholders”) and holders of approximately 5.9% of Existing Equity Interests (the “Consenting Equity Interest Holders,” and collectively with the Consenting Noteholders, the “Consenting Stakeholders”). The Restructuring Support Agreement is the result of extensive good faith and arm’s length negotiations among the Debtor and the Consenting Noteholders.

[1]

The Debtor in this case, along with the last four digits of the Debtor’s federal tax identification number, is Vroom, Inc. (2566). The Debtor’s address is 3600 West Sam Houston Pkwy S, Floor 4, Houston, Texas 77042.

[2]

All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan. The Plan is attached as Exhibit A hereto and described in greater detail in the Disclosure Statement for the Prepackaged Plan of Reorganization for Vroom, Inc. under Chapter 11 of the Bankruptcy Code, dated as of November 12, 2024 [Docket No. [ • ]] (as amended, supplemented, or modified from time to time, the “Disclosure Statement”).

The restructuring provided for in the Plan will leave the Debtor’s business substantially intact while eliminating approximately $290.5 million of funded debt obligations, strengthening the Debtor’s balance sheet and enhancing financial flexibility going forward. Importantly, the Plan provides for the satisfaction of all trade and other non-funded debt claims in full, in the ordinary course of business. The Debtor will continue to operate in the normal course and its business operations will not be disrupted by the restructuring process. The Debtor will have adequate liquidity to meet its financial obligations to vendors and suppliers, and expects to continue making payments to these parties without interruption.

This notice sets forth information regarding the Plan and the treatment of Claims and Equity Interests thereunder, key dates and deadlines regarding the Plan and the Disclosure Statement, and certain other relevant information. Any information set forth herein is qualified in its entirety by the terms of the Plan. In the event of any inconsistency or conflict between this summary and the terms of the Plan, the terms of the Plan shall control and govern.

Key Terms of the Plan

The Plan provides, among other things, for the following:

•

The capital structure of the Reorganized Debtor upon the Plan Effective Date shall consist of the new common stock to be issued by the Reorganized Debtor on the Plan Effective Date (the “New Common Stock”), distributed to (a) the Holders of Unsecured Notes Claims and (b) the Holders of Existing Equity Interests, and resulting in Pro Forma ownership percentages of (x) 92.94% of the New Common Stock held by the Holders of Unsecured Notes Claims and (y) 7.06% of the New Common Stock held by Holders of Existing Equity Interests, in each case subject to dilution by (i) the New Warrants, (ii) the MIP Equity, and (iii) the Post-Effective Date Equity Awards.[3]

•	The Reorganized Debtor shall not have any secured or unsecured funded debt upon the Plan Effective Date.

•

On the Plan Effective Date, except to the extent otherwise provided in the Plan, all notes, instruments, certificates, and other documents evidencing Unsecured Notes Claims, Existing Equity Interests, and Existing Equity Awards shall be canceled and the obligations of the Debtor thereunder or in any way related thereto shall be deemed satisfied in full and discharged.

[3]

Percentages to be fixed by reference to Market Price, calculated as the daily average price during the period from September 23, 2024 until November 8, 2024, such that Holders of Unsecured Notes Claims shall receive the percentage of all non-diluted New Common Stock corresponding to 75% of face value of Unsecured Notes divided by the sum of 75% of the face value of Unsecured Notes and the product of the Market Price multiplied by a share count comprising Existing Equity Interests and existing RSUs (the “Notes Percentage”), and Holders of Existing Equity Interests shall receive 100% of the New Common Stock less the Notes Percentage. For the avoidance of doubt, all of the foregoing shall be subject to dilution by the MIP Awards, New Warrants, and Post-Effective Date Equity Awards. At a share count of 1,910,614 units (which includes public equity and RSUs) and an illustrative Market Price of $9.14/share, the Notes Percentage is 92.94%.

•

On the Plan Effective Date, the New Board shall amend and restate and increase the shares available for issuance under the 2020 Incentive Award Plan, and grant new awards in order to implement the management incentive plan (the “MIP”) on the terms and conditions set forth below and in the term sheet attached as Annex A to Exhibit 2 to the RSA (the “MIP Term Sheet”).

•

Ten percent (10%) of the Fully-Diluted New Common Stock as of immediately following the Plan Effective Date shall be reserved for the issuance of restricted stock units with respect to New Common Stock (collectively, the “RSU Awards”) to employees of the Reorganized Debtor. The RSU Awards shall be granted promptly following the Plan Effective Date, with the allocation of such grants to be determined in good faith by the New Board in consultation with the Reorganized Debtor’s CEO.

•

Five percent (5%) of the Fully-Diluted New Common Stock as of immediately following the Plan Effective Date shall be reserved for the issuance of stock options to purchase New Common Stock to management employees of the Reorganized Debtor (the “ESO Grants,” and together with the RSU Awards, the “MIP Equity”).

The Chapter 11 Case will be funded from available unencumbered cash on hand.

The following chart summarizes the classification of Claims and Equity Interests set forth in the Plan and indicates whether each such Class is entitled to vote on the Plan:

Class	Claims and Equity Interests	Status	Voting Rights
1.	Other Priority Claims	Unimpaired	Presumed to Accept

2.	Secured Claims	Unimpaired	Presumed to Accept

3.	Unsecured Notes Claims	Impaired	Entitled to Vote

4.	General Unsecured Claims	Unimpaired	Presumed to Accept

5.	510(b) Claims	Unimpaired	Presumed to Accept

6.	Intercompany Claims	Unimpaired	Presumed to Accept

7.	Existing Equity Interests	Impaired	Entitled to Vote

8.	Existing Equity Awards	Impaired	Entitled to Vote

Key Dates and Information Regarding Confirmation of the Plan

On November 12, 2024, the Debtor commenced solicitation of votes on the Plan from certain Holders of Class 3 Unsecured Notes Claims, in accordance with section 1125 of the Bankruptcy Code and within the meaning of section 1126 of the Bankruptcy Code. After the Petition Date, pursuant to the Order (I) Scheduling Combined Hearing on (A) Adequacy of Disclosure Statement and (B) Confirmation of Plan; (II) Fixing Deadline to Object to Disclosure Statement and Plan; (III) Approving (A) Solicitation Procedures, (B) Form and Manner of Notice of Commencement, Combined Hearing, and Objection Deadline, and (C) Notice of Non-Voting Status and Opt Out Opportunity; (IV) Conditionally Approving Disclosure Statement; (V) Conditionally (A) Directing the United States Trustee Not to Convene Section 341 Meeting of

Creditors and (B) Waiving Requirement of Filing Statements of Financial Affairs and Schedules of Assets and Liabilities; and (VI) Granting Related Relief [Docket No. [ • ]] (the “Solicitation Procedures Order”), the Debtor is soliciting votes to accept or reject the Plan from the remaining Holders of Class 3 Unsecured Notes Claims, as well as Holders of Class 7 Existing Equity Interests and Class 8 Existing Equity Awards (each, a “Voting Class”). The voting deadline is December 30, 2024 at 4:00 p.m. (Prevailing Central Time) (the “Voting Deadline”).

The Debtor expects to meet the requirements for confirmation of the Plan and to emerge from bankruptcy shortly after filing.

A combined hearing to consider approval of the Disclosure Statement and any objections thereto and to consider confirmation of the Plan and any objection thereto will be held before the Honorable [ • ], United States Bankruptcy Judge, in Courtroom [ • ] of the United States Bankruptcy Court for the Southern District of Texas, 515 Rusk Street, Houston, TX 77002, on [January 8], 2024 at [ • ] _.m. (Prevailing Central Time) or as soon thereafter as counsel may be heard (the “Combined Hearing”). The Combined Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date or dates in open court or the filing of a notice or hearing agenda in the Chapter 11 Case, which would be available on the Solicitation Agent’s website at https://www.veritaglobal.net/vrm (the “Case Website”). The Plan may be modified, if necessary, subject to section 1127 of the Bankruptcy Code, prior to, during, or as a result of the Combined Hearing, without further notice to parties in interest.

Any responses or objections to the adequacy of the Disclosure Statement and/or confirmation of the Plan must: (i) be in writing; (ii) conform to the applicable Bankruptcy Rules and the Bankruptcy Local Rules; (iii) set forth the name of the objecting party, the basis for the objection, and the specific grounds thereof; and (iv) be filed with the Clerk of the Bankruptcy Court no later than 4:00 p.m. (Prevailing Central Time) on [December 30], 2024 (the “Objection Deadline”). Any objections that fail to comply with the requirements set forth in the Solicitation Procedures Order may not be considered and may be overruled.

Where May Interested Parties Obtain Copies of the Plan and Disclosure Statement?

Copies of the Plan, Disclosure Statement, Restructuring Support Agreement, and related documents may be obtained free of charge: (1) by contacting the Solicitation Agent by phone at (866) 967-1785 (USA or Canada) or (310) 751-2685 (international); or (2) through the Case Website (https://www.veritaglobal.net/vrm).

All pleadings filed in the Chapter 11 Case (i) may be inspected at the office of the Clerk of the Bankruptcy Court for the Southern District of Texas, P.O. Box 61010, Houston, Texas 77208 (the “Clerk’s Office”) and (ii) will be available (a) through the Bankruptcy Court’s electronic case filing system at https://www.txs.uscourts.gov/page/bankruptcy-court using a PACER password (to obtain a PACER password, go to the PACER website at http://pacer.psc.uscourts.gov) and (b) on the Case Website.

PLEASE NOTE that the staff of the Clerk’s Office, the United States Trustee, the Debtor’s proposed restructuring counsel, and the Solicitation Agent cannot give legal advice. Please consult a lawyer to assist in determining your rights.

Meeting of Creditors Pursuant to Section 341

The Bankruptcy Court has ordered that the U.S. Trustee shall NOT schedule a meeting of creditors pursuant to section 341 of the Bankruptcy Code before [January 13], 2025, and if the Plan is confirmed on or before [January 13], 2025, the requirement to schedule such a meeting shall be waived.

Key Terms Relating to Assumption of Executory Contracts and Unexpired Leases

ARTICLE VI OF THE PLAN CONTAINS THE FOLLOWING PROVISIONS REGARDING EXECUTORY CONTRACTS AND UNEXPIRED LEASES. PARTIES TO EXECUTORY CONTRACTS AND/OR UNEXPIRED LEASES ARE ADVISED AND ENCOURAGED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING ARTICLE VI, AS THEIR RIGHTS MIGHT BE AFFECTED.

The text of certain executory contract and unexpired lease provisions of the Plan are set forth below for your convenience, but you should review the Disclosure Statement and the Plan for a complete description of such provisions:

Assumption or Rejection of Executory Contracts and Unexpired Leases

On the Effective Date, all Executory Contracts and Unexpired Leases of the Debtor will be assumed by the Debtor in accordance with, and subject to, the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, except for those Executory Contracts and Unexpired Leases that, in each case:

(i)	have been assumed or rejected by the Debtor by prior order of the Bankruptcy Court;

(ii)	are the subject of a motion to reject filed by the Debtor pending on the Effective Date;

(iii)

are identified as rejected Executory Contracts and Unexpired Leases by the Debtor on the Schedule of Rejected Executory Contracts and Unexpired Leases to be Filed in the Plan Supplement, which may be amended by the Debtor up to and through the Effective Date to add or remove Executory Contracts and Unexpired Leases by filing with the Bankruptcy Court a subsequent Plan Supplement and serving it on the affected non-Debtor contract parties; or

(iv)	are rejected or terminated pursuant to the terms of the Plan.

Without amending or altering any prior order of the Bankruptcy Court approving the assumption or rejection of any Executory Contract or Unexpired Lease, the Combined Order shall constitute an order of the Bankruptcy Court approving such assumptions and the rejection of Executory Contracts and Unexpired Leases set forth in the Schedule of Rejected Executory Contracts and Unexpired Leases pursuant to sections 365 and 1123 of the Bankruptcy Code as of the Effective Date.

To the extent any provision in any Executory Contract or Unexpired Lease assumed or assumed and assigned (as applicable) pursuant to the Plan or any prior order of the Bankruptcy Court (including, without limitation, any “change of control” provision) prohibits, restricts or conditions, or purports to prohibit, restrict or condition, or is modified, breached or terminated, or deemed modified, breached or terminated by, (a) the commencement of the Chapter 11 Case or the insolvency or financial condition of the Debtor at any time before the closing of the Chapter 11 Case, (b) the Debtor’s or the Reorganized Debtor’s assumption or assumption and assignment (as applicable) of such Executory Contract or Unexpired Lease or (c) the Confirmation or Consummation of the Plan, then such provision shall be deemed modified such that the transactions contemplated by the Plan shall not entitle the non-Debtor party thereto to modify or terminate such Executory Contract or Unexpired Lease or to exercise any other default-related rights or remedies with respect thereto, and any required consent under any such contract or lease shall be deemed satisfied by the Confirmation of the Plan.

Each Executory Contract and Unexpired Lease assumed and/or assigned pursuant to the Plan shall revest in and be fully enforceable by the Reorganized Debtor or the applicable assignee in accordance with its terms and conditions, except as modified by the provisions of the Plan, any order of the Bankruptcy Court approving its assumption and/or assignment, or applicable law.

The inclusion or exclusion of a contract or lease on any schedule or exhibit shall not constitute an admission by the Debtor that such contract or lease is an Executory Contract or Unexpired Lease or that the Debtor has any liability thereunder.

Payments Related to Assumption of Executory Contracts and Unexpired Leases

Any monetary defaults under each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or on such other terms as the parties to such Executory Contracts or Unexpired Leases may otherwise agree. In the event of a dispute regarding: (a) the amount of any Cure Claim; (b) the ability of the Reorganized Debtor to provide “adequate assurance of future performance” (within the meaning of section 365 of the Bankruptcy Code), if applicable, under the Executory Contract or the Unexpired Lease to be assumed; or (c) any other matter pertaining to assumption, the Cure Claims shall be paid following the entry of a Final Order resolving the dispute and approving the assumption of such Executory Contracts or Unexpired Leases; provided, that after the Confirmation Date, the Debtor or the Reorganized Debtor, as applicable, may settle any dispute regarding the amount of any Cure Claim without any further notice to or action, order or approval of the Bankruptcy Court.

Claims on Account of the Rejection of Executory Contracts or Unexpired Leases

All Proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, pursuant to the Plan or the Combined Order, if any, must be Filed with the Bankruptcy Court within twenty-one (21) days after service of an order of the Bankruptcy Court (including the Combined Order) approving such rejection. Any Claim arising from the rejection of Executory Contracts or Unexpired Leases that becomes an Allowed Claim is classified and shall be treated as a Class 4 General Unsecured Claim.

Any Person or Entity that is required to File a Proof of Claim arising from the rejection of an Executory Contract or an Unexpired Lease that fails to timely do so shall be forever barred, estopped and enjoined from asserting such Claim, and such Claim shall not be enforceable, against the Debtor, the Reorganized Debtor, or the Estate, and the Debtor, the Reorganized Debtor and its Estate, and their respective assets and property, shall be forever discharged from any and all indebtedness and liability with respect to such Claim unless otherwise ordered by the Bankruptcy Court or as otherwise provided herein. All such Claims shall, as of the Effective Date, be subject to the permanent injunction set forth in Article X.F of the Plan.

Modifications, Amendments, Supplements, Restatements, or Other Agreements

Unless otherwise provided in the Plan, each Executory Contract or Unexpired Lease that is assumed by the Debtor or the Reorganized Debtor shall include all modifications, amendments, supplements, restatements, or other agreements that in any manner affect such Executory Contract or Unexpired Lease, and all rights related thereto, if any, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, and any other interests, unless any of the foregoing has been previously rejected or repudiated or is rejected or repudiated hereunder. Modifications, amendments, supplements, and restatements to prepetition Executory Contracts and Unexpired Leases that have been executed by the Debtor during the Chapter 11 Case shall not be deemed to alter the prepetition nature of the Executory Contract or Unexpired Lease, or the validity, priority, or amount of any Claims that may arise in connection therewith.

Releases, Exculpation and Injunction Provisions

Article X of the Plan contains the following release, exculpation and injunction provisions. YOU ARE ADVISED AND ENCOURAGED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE RELEASE, EXCULPATION, AND INJUNCTION PROVISIONS, AS YOUR RIGHTS MIGHT BE AFFECTED.

The text of certain release, exculpation and injunction provisions of the Plan and certain related definitions are set forth below for your convenience, but you should review the Disclosure Statement and the Plan for a complete description of such provisions.

Holders of Claims and Equity Interests may opt out of the third-party release set forth below by checking the appropriate box on their Ballot or Notice of Non-Voting Status, as applicable.

Certain defined terms with respect to the release, exculpation and injunction provisions of the Plan are set forth below:

“Affiliate” shall, with respect to an Entity, have the meaning set forth in section 101(2) of the Bankruptcy Code as if such Entity were a debtor in a case under the Bankruptcy Code.

“Causes of Action” means any action, claim, cross-claim, third-party claim, cause of action, controversy, dispute, demand, right, lien, indemnity, contribution, guaranty, suit, obligation, liability, loss, debt, fee, expense, damage, interest, judgment, cost, account, defense, remedy, offset, power, privilege, proceeding, license, and franchise of any kind or character whatsoever, known, unknown, foreseen or unforeseen, existing or hereafter arising, contingent or non-contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively (including any alter ego theories), whether arising before, on, or after the Petition Date, in contract or in tort, in law or in equity or pursuant to any other theory of law (including under any state or federal securities laws). For the avoidance of doubt, Causes of Action also include: (a) any right of setoff, counterclaim or recoupment and any claim for breach of contract or for breach of duties imposed by law or in equity; (b) the right to object to Claims or Equity Interests; (c) any claim pursuant to section 362 or chapter 5 of the Bankruptcy Code; (d) any claim or defense including fraud, mistake, duress and usury and any other defenses set forth in section 558 of the Bankruptcy Code; (e) any state law fraudulent transfer claim; and (f) any Avoidance Actions.

“Claim” means any “claim” as defined in section 101(5) of the Bankruptcy Code. Except where otherwise provided in context, “Claim” refers to such a claim against the Debtor.

“Debtor Release” has the meaning set forth in Article X.B of the Plan.

“Effective Date” means the first Business Day on which the conditions specified in Article IX of the Plan have been satisfied or waived in accordance with the terms of Article IX.

“Equity Security” means an “equity security” as defined in section 101(16) of the Bankruptcy Code.

“Exculpated Party” means the Debtor.

“Exculpation” means the exculpation provision set forth in Article X.E of the Plan.

“Litigation Claims” means the claims, rights of action, suits or proceedings, whether in law or in equity, whether known or unknown, that the Debtor or its Estate may hold against any Person or Entity, in each case solely to the extent of the Debtor’s or its Estate’s interest therein. A non-exclusive list of the Litigation Claims held by the Debtor as of the Effective Date will be Filed with the Plan Supplement, which shall be deemed to include any derivative actions filed against the Debtor as of the Effective Date. For the avoidance of doubt, “Litigation Claims” shall exclude any Claims or Causes of Action subject to the Debtor Release set forth in Article X.B of the Plan.

“New Governance Documents” means any organizational or constitutional documents, including charters, bylaws, operating agreements, option agreements, shareholder agreement, registration rights agreements or other governance documents, in each case, relating to the Reorganized Debtor.

“New Warrants Agreement” means the agreement governing the New Warrants to be entered into between the Debtor or Reorganized Debtor, as applicable, and a warrant agent on or prior to the Effective Date.

“New Warrants Documents” means, collectively, the New Warrants Agreement and a form of the New Warrants.

“Plan Securities” means, collectively, the New Common Stock, the Post-Effective Date Equity Awards, and the New Warrants.

“Plan Supplement” means, collectively, the compilation of the Plan Supplement Documents, all of which are incorporated by reference into, and are an integral part of, the Plan, as all of the same may be amended, supplemented, or modified from time to time.

“Released Parties” means collectively: (a) the Debtor; (b) the Reorganized Debtor; (c) the Debtor’s current and former officers, directors, and managers; (d) the Consenting Stakeholders; (e) the Unsecured Notes Indenture Trustee; and (f) with respect to each of the foregoing Entities in clauses (a) through (e), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), interest holders, predecessors, participants, successors, and assigns, subsidiaries, affiliates, managed accounts or funds, and each of their respective current and former equity holders, officers, directors, managers, principals, shareholders, members, management companies, fund advisors, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, underwriters of any securities issued by the Debtor, consultants, representatives, and other professionals; provided, that any Entity that would otherwise be a “Released Party” that votes to reject the Plan, objects to the Plan, or objects to or opts out of the Third-Party Release contained in the Plan, shall not be a “Released Party.”

“Releasing Parties” means collectively: (a) the Released Parties; (b) all Holders of Claims and Equity Interests that vote to accept the Plan; (c) all Holders of Claims and Equity Interests that abstain from voting on the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable form indicating that they opt not to grant the releases provided in the Plan; (d) all Holders of Claims and Equity Interests that (i) vote to reject the Plan or (ii) are presumed to accept the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable form indicating that they opt not to grant the releases provided in the Plan in accordance with the procedures set forth in the Solicitation Procedures Order; and (e) with respect to the Debtor, the Reorganized Debtor, and each of the foregoing Entities in clauses (a) through (d), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), interest holders, predecessors, successors, and assigns, subsidiaries, affiliates, managed accounts or funds, and each of their respective current and former equity holders, officers, directors, managers, principals, shareholders, members, management companies, fund advisors, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, underwriters of any securities issued by the Debtor, consultants, representatives, and other professionals, each in their capacity as such collectively.

“Reorganized Debtor” means the Debtor, as reorganized pursuant to and under the Plan or any successor thereto on or after the Effective Date, and its successors.

“Restructuring Documents” means, collectively, the documents and agreements (and the exhibits, schedules, annexes and supplements thereto) necessary to implement, or entered into in connection with, the Plan, including, without limitation, the Plan Supplement Documents, the New Governance Documents, the New Warrants Documents, and any other “Definitive Documents” (as defined in the Restructuring Support Agreement).

“Restructuring Support Agreement” means that certain Restructuring Support Agreement, dated as of November 12, 2024, by and among the Debtor, Consenting Noteholders, and any other parties thereto (as amended, supplemented or modified from time to time), attached as Exhibit A to the Plan.

“Restructuring Transactions” has the meaning ascribed thereto in Article V.A of the Plan.

Article X.B.1 of the Plan provides for a release by the Debtor:

AS OF THE EFFECTIVE DATE, EXCEPT FOR THE RIGHTS THAT REMAIN IN EFFECT FROM AND AFTER THE EFFECTIVE DATE TO ENFORCE THE PLAN AND THE OBLIGATIONS CONTEMPLATED BY THE PLAN AND THE RESTRUCTURING DOCUMENTS, OR AS OTHERWISE PROVIDED IN ANY ORDER OF THE BANKRUPTCY COURT, ON AND AFTER THE EFFECTIVE DATE, THE RELEASED PARTIES WILL BE DEEMED CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY, AND FOREVER RELEASED, TO THE MAXIMUM EXTENT PERMITTED BY LAW, BY THE DEBTOR, THE REORGANIZED DEBTOR, AND THE ESTATE, IN EACH CASE ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AND REPRESENTATIVES AND ANY AND ALL OTHER PERSONS THAT MAY PURPORT TO ASSERT ANY CAUSES OF ACTION DERIVATIVELY, BY OR THROUGH THE FOREGOING PERSONS, FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION (INCLUDING ANY DERIVATIVE CLAIMS, ASSERTED OR ASSERTABLE ON BEHALF OF THE DEBTOR, THE REORGANIZED DEBTOR, OR THE ESTATE), WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, ASSERTED OR UNASSERTED, ACCRUED OR UNACCRUED, EXISTING OR HEREINAFTER ARISING, WHETHER IN LAW OR EQUITY, WHETHER SOUNDING IN TORT OR CONTRACT, WHETHER ARISING UNDER FEDERAL OR STATE STATUTORY OR COMMON LAW, OR ANY OTHER APPLICABLE INTERNATIONAL, FOREIGN, OR DOMESTIC LAW, RULE, STATUTE, REGULATION, TREATY, RIGHT, DUTY, REQUIREMENT OR OTHERWISE, THAT THE DEBTOR, THE REORGANIZED DEBTOR, THE ESTATE, OR THEIR AFFILIATES WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR ON BEHALF OF THE HOLDER OF ANY CLAIM OR EQUITY INTEREST OR OTHER PERSON (COLLECTIVELY, THE “DEBTOR RELEASED CLAIMS”), BASED ON OR RELATING TO, OR IN ANY MANNER ARISING FROM, IN WHOLE OR IN PART, (A) THE DEBTOR, THE DEBTOR’S CAPITAL STRUCTURE, THE REORGANIZED DEBTOR, THE ESTATE, THE CHAPTER 11 CASE (INCLUDING THE FILING THEREOF), THE DISCLOSURE STATEMENT, THEE PLAN (INCLUDING THE PLAN SUPPLEMENT), THE RESTRUCTURING SUPPORT AGREEMENT (AND ANY ANNEXES, EXHIBITS, AND TERM SHEETS ATTACHED THERETO), AND THE UNSECURED NOTES AND UNSECURED NOTES DOCUMENTS, (B) THE SUBJECT MATTER OF, OR THE TRANSACTIONS OR EVENTS GIVING RISE TO, ANY CLAIM

OR EQUITY INTEREST THAT IS TREATED IN THE PLAN, (C) THE BUSINESS OR CONTRACTUAL ARRANGEMENTS BETWEEN THE DEBTOR AND ANY RELEASED PARTIES, (D) THE NEGOTIATION, FORMULATION OR PREPARATION OF THE DISCLOSURE STATEMENT, THE PLAN (INCLUDING THE PLAN SUPPLEMENT), THE RESTRUCTURING SUPPORT AGREEMENT (AND ANY ANNEXES, EXHIBITS, AND TERM SHEETS ATTACHED THERETO), THE NEW WARRANTS DOCUMENTS, THE PLAN SECURITIES AND ANY RELATED DOCUMENTATION, THE NEW GOVERNANCE DOCUMENTS, AND ANY OTHER RESTRUCTURING DOCUMENTS, OR RELATED AGREEMENTS, INSTRUMENTS OR OTHER DOCUMENTS, (E) THE RESTRUCTURING OF CLAIMS OR EQUITY INTERESTS PRIOR TO OR DURING THE CHAPTER 11 CASE, (F) THE PURCHASE, SALE, OR RESCISSION OF THE PURCHASE OR SALE OF ANY EQUITY INTEREST OR PLAN SECURITIES OF THE DEBTOR OR THE REORGANIZED DEBTOR, (G) THE CONFIRMATION OR CONSUMMATION OF THE PLAN OR THE SOLICITATION OF VOTES ON THE PLAN, AND/OR (H) ANY OTHER ACT OR OMISSION; PROVIDED, THAT THE FOREGOING “DEBTOR RELEASE” SHALL NOT OPERATE TO WAIVE OR RELEASE, AND THE “DEBTOR RELEASED CLAIMS” SHALL NOT INCLUDE, ANY CAUSE OF ACTION OF THE DEBTOR OR ITS ESTATE: (1) AGAINST A RELEASED PARTY ARISING FROM ANY OBLIGATIONS OWED TO THE DEBTOR PURSUANT TO AN EXECUTORY CONTRACT OR UNEXPIRED LEASE THAT IS NOT OTHERWISE REJECTED BY THE DEBTOR PURSUANT TO SECTION 365 OF THE BANKRUPTCY CODE BEFORE, AFTER, OR AS OF THE EFFECTIVE DATE; (2) EXPRESSLY SET FORTH IN AND PRESERVED BY THE PLAN OR RELATED DOCUMENTS; (3) THAT IS OF A COMMERCIAL NATURE AND ARISING IN THE ORDINARY COURSE OF BUSINESS, SUCH AS ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE ON ACCOUNT OF GOODS AND SERVICES BEING PERFORMED; (4) AGAINST A HOLDER OF A DISPUTED CLAIM TO THE EXTENT NECESSARY TO ADMINISTER AND RESOLVE SUCH DISPUTED CLAIM SOLELY IN ACCORDANCE WITH THE PLAN; OR (5) ARISING FROM AN ACT OR OMISSION THAT IS JUDICIALLY DETERMINED BY A FINAL ORDER TO HAVE CONSTITUTED ACTUAL FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR CRIMINAL CONDUCT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE “DEBTOR RELEASE” SET FORTH ABOVE DOES NOT RELEASE ANY POST-EFFECTIVE DATE OBLIGATIONS OF ANY ENTITY UNDER THE PLAN OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH THE PLAN WITH RESPECT TO THE DEBTOR, THE REORGANIZED DEBTOR, OR THE ESTATE.

Article X.B.2 of the Plan provides for a third-party release:

AS OF THE EFFECTIVE DATE, EXCEPT FOR THE RIGHTS THAT REMAIN IN EFFECT FROM AND AFTER THE EFFECTIVE DATE TO ENFORCE THE PLAN, AND THE OBLIGATIONS CONTEMPLATED BY THE PLAN AND THE RESTRUCTURING DOCUMENTS, OR AS OTHERWISE PROVIDED IN ANY ORDER OF THE BANKRUPTCY COURT, ON AND AFTER THE EFFECTIVE DATE, THE RELEASED PARTIES WILL BE DEEMED CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY, AND FOREVER RELEASED, TO THE

MAXIMUM EXTENT PERMITTED BY LAW, BY THE RELEASING PARTIES, IN EACH CASE FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION WHATSOEVER (INCLUDING ANY DERIVATIVE CLAIMS, ASSERTED OR ASSERTABLE ON BEHALF OF THE DEBTOR, THE REORGANIZED DEBTOR, OR ITS ESTATE), WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, ASSERTED OR UNASSERTED, ACCRUED OR UNACCRUED, EXISTING OR HEREINAFTER ARISING, WHETHER IN LAW OR EQUITY, WHETHER SOUNDING IN TORT OR CONTRACT, WHETHER ARISING UNDER FEDERAL OR STATE STATUTORY OR COMMON LAW, OR ANY OTHER APPLICABLE INTERNATIONAL, FOREIGN, OR DOMESTIC LAW, RULE, STATUTE, REGULATION, TREATY, RIGHT, DUTY, REQUIREMENT OR OTHERWISE, THAT SUCH HOLDERS OR THEIR ESTATES, AFFILIATES, HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS, ASSIGNS, MANAGERS, ACCOUNTANTS, ATTORNEYS, REPRESENTATIVES, CONSULTANTS, AGENTS, AND ANY OTHER PERSONS CLAIMING UNDER OR THROUGH THEM WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR ON BEHALF OF THE HOLDER OF ANY CLAIM OR EQUITY INTEREST OR OTHER PERSON (COLLECTIVELY, THE “THIRD-PARTY RELEASED CLAIMS”), BASED ON OR RELATING TO, OR IN ANY MANNER ARISING FROM, IN WHOLE OR IN PART, (A) THE DEBTOR, THE DEBTOR’S CAPITAL STRUCTURE, THE REORGANIZED DEBTOR, THE ESTATE, THE CHAPTER 11 CASE (INCLUDING THE FILING THEREOF), THE DISCLOSURE STATEMENT, THE PLAN (INCLUDING THE PLAN SUPPLEMENT), THE RESTRUCTURING SUPPORT AGREEMENT (AND ANY ANNEXES, EXHIBITS, AND TERM SHEETS ATTACHED THERETO), THE UNSECURED NOTES AND UNSECURED NOTES DOCUMENTS, (B) THE SUBJECT MATTER OF, OR THE TRANSACTIONS OR EVENTS GIVING RISE TO, ANY CLAIM OR EQUITY INTEREST THAT IS TREATED IN THE PLAN, (C) THE BUSINESS OR CONTRACTUAL ARRANGEMENTS BETWEEN THE DEBTOR AND ANY RELEASED PARTIES, (D) THE NEGOTIATION, FORMULATION OR PREPARATION OF THE DISCLOSURE STATEMENT, THE PLAN (INCLUDING THE PLAN SUPPLEMENT), THE RESTRUCTURING SUPPORT AGREEMENT (AND ANY ANNEXES, EXHIBITS, AND TERM SHEETS ATTACHED THERETO), THE NEW WARRANTS DOCUMENTS, THE PLAN SECURITIES AND ANY RELATED DOCUMENTATION, THE NEW GOVERNANCE DOCUMENTS, AND ANY OTHER RESTRUCTURING DOCUMENTS, OR RELATED AGREEMENTS, INSTRUMENTS OR OTHER DOCUMENTS, (E) THE RESTRUCTURING OF CLAIMS OR EQUITY INTERESTS PRIOR TO OR DURING THE CHAPTER 11 CASE, (F) THE PURCHASE, SALE, OR RESCISSION OF THE PURCHASE OR SALE OF ANY EQUITY INTEREST OR PLAN SECURITIES OF THE DEBTOR OR THE REORGANIZED DEBTOR, (G) THE CONFIRMATION OR CONSUMMATION OF THE PLAN OR THE SOLICITATION OF VOTES ON THE PLAN, AND/OR (H) ANY OTHER ACT OR OMISSION; PROVIDED, THAT THE FOREGOING THIRD-PARTY RELEASE SHALL NOT OPERATE TO WAIVE OR RELEASE, AND THE “THIRD-PARTY RELEASED CLAIMS” SHALL NOT INCLUDE, ANY CAUSE OF ACTION OF ANY RELEASING PARTY: (1) AGAINST A RELEASED

PARTY ARISING FROM ANY OBLIGATIONS OWED TO THE RELEASING PARTY THAT ARE WHOLLY UNRELATED TO THE DEBTOR OR THE REORGANIZED DEBTOR; (2) EXPRESSLY SET FORTH IN AND PRESERVED BY THE PLAN OR RELATED DOCUMENTS; OR (3) ARISING FROM AN ACT OR OMISSION THAT IS JUDICIALLY DETERMINED BY A FINAL ORDER TO HAVE CONSTITUTED ACTUAL FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR CRIMINAL CONDUCT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE “THIRD-PARTY RELEASE” SET FORTH ABOVE DOES NOT RELEASE ANY POST-EFFECTIVE DATE OBLIGATIONS OF ANY ENTITY UNDER THE PLAN OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH THE PLAN.

Article X.E of the Plan provides for an exculpation of the Debtor:

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND WITHOUT AFFECTING OR LIMITING THE RELEASES SET FORTH IN ARTICLE X.B OF THE PLAN, EFFECTIVE AS OF THE EFFECTIVE DATE, THE EXCULPATED PARTY SHALL NEITHER HAVE NOR INCUR ANY LIABILITY TO ANY PERSON OR ENTITY FOR ANY CLAIMS, CAUSES OF ACTION OR FOR ANY ACT TAKEN OR OMITTED TO BE TAKEN ON OR AFTER THE PETITION DATE AND PRIOR TO OR ON THE EFFECTIVE DATE IN CONNECTION WITH OR ARISING OUT OF: (A) THE ADMINISTRATION OF THE CHAPTER 11 CASE, COMMENCEMENT OF THE CHAPTER 11 CASE, PURSUIT OF CONFIRMATION AND CONSUMMATION OF THE PLAN, MAKING DISTRIBUTIONS, THE DISCLOSURE STATEMENT, THE RESTRUCTURING TRANSACTIONS, THE NEW WARRANTS DOCUMENTS, OR THE SOLICITATION OF VOTES FOR, OR CONFIRMATION OF, THE PLAN; (B) THE OCCURRENCE OF THE EFFECTIVE DATE; (C) THE ADMINISTRATION OF THE PLAN OR THE PROPERTY TO BE DISTRIBUTED UNDER THE PLAN; (D) THE ISSUANCE OF SECURITIES UNDER OR IN CONNECTION WITH THE PLAN; (E) THE PURCHASE, SALE, OR RESCISSION OF THE PURCHASE OR SALE OF ANY ASSET OR SECURITY OF THE DEBTOR; OR (F) THE TRANSACTIONS IN FURTHERANCE OF ANY OF THE FOREGOING; PROVIDED, THAT NONE OF THE FOREGOING PROVISIONS SHALL OPERATE TO WAIVE OR RELEASE (X) ANY CLAIMS OR CAUSES OF ACTION ARISING OUT OF OR RELATED TO ANY ACT OR OMISSION OF THE EXCULPATED PARTY THAT CONSTITUTES INTENTIONAL FRAUD, CRIMINAL CONDUCT, OR WILLFUL MISCONDUCT, AS DETERMINED BY A FINAL ORDER, AND (Y) THE EXCULPATED PARTY’S RIGHTS AND OBLIGATIONS UNDER THE PLAN, THE RESTRUCTURING DOCUMENTS, AND THE COMBINED ORDER, BUT IN ALL RESPECTS SUCH PERSONS WILL BE ENTITLED TO REASONABLY RELY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES PURSUANT TO THE PLAN. THE EXCULPATED PARTY HAS ACTED IN COMPLIANCE WITH THE APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE WITH REGARD TO THE SOLICITATION OF VOTES ON THE PLAN AND, THEREFORE, ARE NOT, AND WILL NOT BE, LIABLE AT ANY TIME FOR THE VIOLATION OF ANY APPLICABLE LAW, RULE, OR REGULATION GOVERNING THE SOLICITATION OF ACCEPTANCES OR REJECTIONS OF THE PLAN OR DISTRIBUTIONS MADE PURSUANT TO THE PLAN. THE EXCULPATION WILL BE IN ADDITION TO, AND NOT IN LIMITATION OF, ALL OTHER RELEASES, INDEMNITIES, EXCULPATIONS, AND ANY OTHER APPLICABLE LAW OR RULES PROTECTING SUCH EXCULPATED PARTY FROM LIABILITY.

Article X.F of the Plan provides for an injunction of causes of action against the Debtor:

THE COMBINED ORDER SHALL PERMANENTLY ENJOIN THE COMMENCEMENT OR PROSECUTION BY ANY PERSON, WHETHER DIRECTLY, DERIVATIVELY, OR OTHERWISE, OF ANY CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION, LOSSES, OR LIABILITIES RELEASED PURSUANT TO THE PLAN, INCLUDING THE CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION, AND LIABILITIES RELEASED OR EXCULPATED IN THE PLAN OR THE COMBINED ORDER.

NO PERSON OR ENTITY MAY COMMENCE OR PURSUE A CLAIM OR CAUSE OF ACTION, AS APPLICABLE, OF ANY KIND AGAINST THE DEBTOR, THE REORGANIZED DEBTOR, THE EXCULPATED PARTY, OR THE RELEASED PARTIES, AS APPLICABLE, THAT RELATES TO OR IS REASONABLY LIKELY TO RELATE TO ANY ACT OR OMISSION IN CONNECTION WITH, RELATING TO, OR ARISING OUT OF A CLAIM OR CAUSE OF ACTION, AS APPLICABLE, SUBJECT TO ARTICLE X.B, ARTICLE X.C, ARTICLE X.D, ARTICLE X.E, AND ARTICLE X.F OF THE PLAN, WITHOUT THE BANKRUPTCY COURT (A) FIRST DETERMINING, AFTER NOTICE AND A HEARING, THAT SUCH CLAIM OR CAUSE OF ACTION, AS APPLICABLE, REPRESENTS A COLORABLE CLAIM OF ANY KIND, AND (B) SPECIFICALLY AUTHORIZING SUCH PERSON OR ENTITY TO BRING SUCH CLAIM OR CAUSE OF ACTION, AS APPLICABLE, AGAINST THE DEBTOR, THE REORGANIZED DEBTOR, THE EXCULPATED PARTY, OR ANY RELEASED PARTY, AS APPLICABLE. AT THE HEARING FOR THE BANKRUPTCY COURT TO DETERMINE WHETHER SUCH CLAIM OR CAUSE OF ACTION REPRESENTS A COLORABLE CLAIM OF ANY KIND, THE BANKRUPTCY COURT MAY, OR SHALL IF THE DEBTOR, THE REORGANIZED DEBTOR, THE EXCULPATED PARTY, ANY RELEASED PARTY, OR OTHER PARTY IN INTEREST REQUESTS BY MOTION (ORAL MOTION BEING SUFFICIENT), DIRECT THAT SUCH PERSON OR ENTITY SEEKING TO COMMENCE OR PURSUE SUCH CLAIM OR CAUSE OF ACTION FILE A PROPOSED COMPLAINT WITH THE BANKRUPTCY COURT EMBODYING SUCH CLAIM OR CAUSE OF ACTION, SUCH COMPLAINT SATISFYING THE APPLICABLE RULES OF FEDERAL PROCEDURE, INCLUDING, BUT NOT LIMITED TO, RULE 8 AND RULE 9 (AS APPLICABLE), WHICH THE BANKRUPTCY COURT SHALL ASSESS BEFORE MAKING A DETERMINATION. FOR THE AVOIDANCE OF DOUBT, ANY PARTY THAT OBTAINS SUCH DETERMINATION AND AUTHORIZATION AND SUBSEQUENTLY WISHES TO AMEND THE AUTHORIZED COMPLAINT OR PETITION TO ADD ANY CLAIMS OR CAUSES OF ACTION NOT EXPLICITLY INCLUDED IN THE AUTHORIZED COMPLAINT OR PETITION MUST OBTAIN AUTHORIZATION FROM THE BANKRUPTCY COURT BEFORE FILING ANY SUCH AMENDMENT IN THE COURT WHERE SUCH COMPLAINT OR PETITION IS PENDING. THE BANKRUPTCY COURT RESERVES JURISDICTION TO ADJUDICATE ANY SUCH CLAIMS TO THE MAXIMUM EXTENT PROVIDED BY THE LAW.

NOTHING IN THE PLAN, COMBINED ORDER, OR OTHER RELATED PLAN DOCUMENTS SHALL AFFECT A RELEASE OF ANY CLAIM BY THE UNITED STATES GOVERNMENT OR ANY OF ITS AGENCIES OR ANY STATE AND LOCAL AUTHORITY WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY CLAIM ARISING UNDER THE ENFORCEMENT, REGULATORY ACTIVITIES, OR POLICE POWERS OF SUCH GOVERNMENTAL AGENCIES, NOR SHALL ANYTHING IN THE PLAN, COMBINED ORDER, OR OTHER RELATED PLAN DOCUMENTS ENJOIN THE UNITED STATES OR ANY OF ITS AGENCIES OR ANY STATE AND LOCAL AUTHORITY WHATSOEVER FROM EXERCISING THE ENFORCEMENT, REGULATORY ACTIVITIES, OR POLICE POWERS OF SUCH GOVERNMENTAL AGENCIES, NOR SHALL ANYTHING IN THE PLAN, COMBINED ORDER, OR OTHER RELATED PLAN DOCUMENTS EXCULPATE ANY PARTY OR PERSON IN CONNECTION WITH THE ENFORCEMENT, REGULATORY ACTIVITIES, OR POLICE POWERS OF SUCH GOVERNMENTAL AGENCIES.

* * * * *

UNLESS AN OBJECTION IS TIMELY FILED IN ACCORDANCE WITH THE REQUIREMENTS OF THIS NOTICE, IT MAY NOT BE CONSIDERED BY THE BANKRUPTCY COURT.

Houston, Texas Dated: November [ • ], 2024

Respectfully submitted,

/s/ DRAFT

PORTER HEDGES LLP

John F. Higgins (TX Bar No. 09597500)

Eric M. English (TX Bar No. 24062714)

M. Shane Johnson (TX Bar No. 24083263)

James A. Keefe (TX Bar No. 24122842)

Jordan T. Stevens (TX Bar No. 24106467)

Grecia V. Sarda (TX Bar No. 24132092)

1000 Main St., 36th Floor

Houston, Texas 77002

Telephone: (713) 226-6000

Facsimile: (713) 226-6248

Email:   jhiggins@porterhedges.com

eenglish@porterhedges.com

sjohnson@porterhedges.com

jkeefe@porterhedges.com

jstevens@porterhedges.com

gsarda@porterhedges.com

Proposed Counsel to the Debtor and Debtor in Possession